EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”) is entered into as of May 29, 2014 by and among ITT EDUCATIONAL SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A.           The Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”) and Administrative Agent are party to that certain Credit Agreement dated as of March 21, 2012, as amended by the First Amendment thereto dated March 31, 2014 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Second Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.           The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Amendment – Section 6.11.  Section 6.11 of the Credit Agreement shall be amended by deleting the reference to “$100,000,000” therein and replacing it with “$125,000,000”.

2.           Amendment  -- Section 6.12(b).  Section 6.12(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows, effective as of March 30, 2014:

(b) Minimum Fixed Charge Coverage Ratio.  The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower other than the fiscal quarter ending March 31, 2014 to be less than 2.00 to 1.00.

3.           Representations and Warranties of the Borrower.  The Borrower represents and warrants that:

(a)           This Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           After giving effect to this Second Amendment, each of the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect are true and correct in all respects) on and as of the date hereof, other than any such representations and warranties that specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects).

(c)           After giving effect to this Second Amendment, no Default has occurred and is continuing.

4.           Effectiveness.  This Second Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Required Lenders and the Administrative Agent.

5.           Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.  Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           This Second Amendment shall constitute a Credit Document.

6.           Costs and Expenses.  The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Second Amendment (whether or not the transactions contemplated hereby shall be consummated).

7.           Governing Law.  This Second Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.           Headings.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

9.           Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Second Amendment by email or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first above written.

ITT EDUCATIONAL SERVICES, INC.

By:       /s/ Kevin M. Modany
Name:  Kevin M. Modany
Title:    Chairman and CEO

[Signature Page to ITT Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender and as the Administrative Agent

By:   /s/ Richard Barritt
Name:  Richard Barritt
Title:    Associate

[Signature Page to ITT Second Amendment]

Regions Bank, as a Lender

By:   /s/ J. Richard Baker
Name:  J. Richard Baker
Title:    Senior Vice President

[Signature Page to ITT Second Amendment]

KeyBank, NA, as a Lender

By:       /s/ Brian D. Smith
Name:  Brian D. Smith
Title:    Senior Vice President

[Signature Page to ITT Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By:       /s/ Jonathan M. Phillips
Name:  Jonathan M. Phillips
Title:    Senior Vice President

[Signature Page to ITT Second Amendment]

Associated Bank, National Association, as a Lender

By:       /s/ Jennifer Teubl
Name:  Jennifer Teubl
Title:    Vice President

[Signature Page to ITT Second Amendment]

[other Lenders], as a Lender

By:       /s/ Paul D. Burch
Name:  Paul D. Burch
Title:    Vice President

Fifth Third Bank,
5/23/14
Second Amendment to
Credit Agreement

[Signature Page to ITT Second Amendment]